UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2026

WHITEFIBER, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42780	61-2222606
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

31 Hudson Yards, Floor 11, Suite 30

New York, NY 10001

(646) 801-0779

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	WYFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Real Estate Purchase and Sale Agreement

On August 16, 2026, WhiteFiber, Inc. (the “Company”), through its wholly owned subsidiary, Enovum Data Centers Corp., a Canadian corporation (the “Buyer”), and Unifi Manufacturing, Inc. (“UMI”), a wholly owned subsidiary of Unifi, Inc., entered into a Real Estate Purchase and Sale Agreement, dated as of August 16, 2026 (the “Purchase Agreement”). Pursuant to the Purchase Agreement, UMI agreed to sell to Buyer, and Buyer agreed to purchase from UMI, certain real property, as identified in the Purchase Agreement, consisting of industrial/manufacturing building spaces and certain land underlying and surrounding the same located in Yadkin County, North Carolina, for a cash purchase price of $60.0 million (the “Purchase Price”). An earnest money deposit of $2.25 million will be deposited in escrow pursuant to the terms of the Purchase Agreement, of which $1.0 million may become non-refundable to Buyer if Buyer elects to extend the inspection period pursuant to the terms of the Purchase Agreement. Unless accelerated pursuant to the terms of the Purchase Agreement, the closing of the transaction contemplated by the Purchase Agreement (the “Closing”) is scheduled to occur on the date that is forty-five (45) days after the expiration of the Inspection Period (as defined in the Purchase Agreement). The Inspection Period will expire on September 15, 2026, unless extended by the Buyer.

The Purchase Agreement contains customary representations and warranties, which shall survive for twelve months following the Closing. Pursuant to the terms of the Purchase Agreement, UMI shall not have indemnification obligations for the breach of representations and warranties made in the Purchase Agreement until all losses of Buyer, individually or in the aggregate, equal to or exceed $0.1 million, in which case UMI shall be obligated to indemnify Buyer from and against such losses in an amount not to exceed three percent (3%) of the Purchase Price. The Purchase Agreement contains customary closing conditions, as well as conditions (i) requiring confirmation of certain available energy capacity and an energy study verifying potential energy capacity of the transferred property, (ii) requiring receipt of applicable governmental and other third party approvals for separating, and the parties’ agreement on ancillary documents necessary to separate, the transferred property from UMI’s remaining property, and (iii) requiring the parties’ agreement on the terms of post-closing occupancy agreements and a partial lease back of some of the transferred property.

Each of the two properties covered in the Purchase Agreement is expected to be served with a minimum of 30 megawatts of gross electrical power supply, for a combined minimum of 60 megawatts across the properties, with the potential for up to an additional 69 megawatts of gross electrical power supply per property to become available within seven years after the date of the Closing, representing a potential combined maximum of up to 198 megawatts across the properties, in each case subject to confirmation as a condition to Closing.

Item 7.01. Regulation FD Disclosure.

On August 17, 2026, the Company issued a press release announcing the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report and in Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of applicable securities laws relating to the business of the Company and its subsidiaries. Such statements include, but are not limited to, statements about the anticipated timing and satisfaction of closing conditions under the Purchase Agreement. All statements, other than statements of historical fact, included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “intends,” “expects,” “anticipated,” “currently expected” or similar expressions, involving known and unknown risks and uncertainties. These statements are based on current expectations and involve risks and uncertainties that may cause actual results to differ materially, including whether the conditions to closing will be satisfied, whether the Closing will occur on the anticipated timeline or at all, and whether the transactions contemplated by the Purchase Agreement will be completed on the terms described herein. These forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events, including the Closing Date, may differ materially from the results anticipated in these forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the Purchase Agreement will close on the terms or timeline described herein, or at all, or that the forward-looking statements contained herein are reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance, as projected information is based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date of this Current Report, and the Company disclaims any intention or obligation to update any forward-looking statements as a result of new information, future developments or otherwise occurring after the date of this Current Report.

Item 9.01, Financial Statements and Exhibits.

(d)	The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated August 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEFIBER, INC.

Date: August 17, 2026	By:	/s/ Sam Tabar
	Name:	Sam Tabar
	Title:	Chief Executive Officer

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